UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE OWL CAPITAL CORPORATION II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

•	Re: Vote now! Blue Owl Capital Corporation II Annual Meeting

•	Re: PLEASE VOTE! Blue Owl Capital Corporation II Annual Meeting

•	Re: REMINDER: Your OBDC II shares still need to be voted for the Annual Meeting

•	Re: VOTE NOW! Blue Owl Capital Corporation II is still seeking investor votes on important proposals

•	Re: OBDC II - We Need Your Vote – One Week Left!

•	Re: OBDC II - Last Day to Vote Your Shares, We Need Your Vote!

BLUE OWL CAPITAL CORPORATION II 2026 Annual Meeting June 25, 2026 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of March 27, 2026 Vote Common Shares by: June 24, 2026 Control Number: 0123456789012345 This email represents the following share(s):

*** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: Notice of Meeting and Proxy Statement | Form 10-K | © 2026 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

We’ve made it easy, so take two minutes right now on any device you prefer. Your vote matters. Go to proxyvote.com Let’s vote on it. Let your proxy vote be heard. -EPB Blue Owl Capital Corporation II Z92332

855-200-7745 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. The annual shareholder meeting will be held on June 25, 2026. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. Your vote is very important. Please vote your shares today. have any questions or need assistance, please call 1-866-584-0652 Four ways to vote: ONLINE PHONE QR CODE MAIL WITHOUT A PROXY CARD Call 1-866-584-0652 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. 0000 0000 0000 0000 0000 0000 0000 0000 844-302-0192. 844-302-0192 If you have any questions or need assistance, please call (844) 302-0192. Blue Owl Capital Corporation II

Z92332-EPN Let your proxy vote be heard. Blue Owl Capital Corporation II Let your proxy vote be heard. Let’s vote on it. We’ve made it easy, so take two minutes right now on any device you prefer. Your vote matters. Go to proxyvote.com

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get Informed Before You Vote section of the Notice Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Solicitation Script (Inbound and Outbound) CLIENT NAME: Blue Owl Capital Corporation II MEETING DATE: 6/25/26 DEDICATED TOLL-FREE NUMBER: 844-302-0192 INBOUND GREETING: Thank you for calling the Broadridge Proxy Services Center for the Blue Owl Capital Corporation II. My name is <Agent’s Name>. How may I assist you today? GENERAL OUTBOUND GREETING: Hello, may I please speak with <full name as it appears on registration>? My name is <Agent’s Name> and I am calling on a recorded line regarding your investment in Blue Owl Capital Corporation II. Materials were sent to you for the upcoming meeting of shareholders scheduled for June 25th, 2026. Have you received proxy materials? ADJOURNMENT OUTBOUND GREETING: Hello, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello, <Shareholder’s First Name>, my name is <Agent’s Name> and I am calling on a recorded line regarding your investment in Blue Owl Capital Corporation II. Due to the lack of shareholder participation, the annual Meeting of shareholders has been adjourned to <date/time>. Have you received proxy materials? <move to Voting> IF SHAREHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE: Sure, I can help you with that. Your Board has recommended a vote IN FAVOR of the proposals. Would you like to vote along with the recommendations of the Board for all of your accounts? Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name. And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code. Thank you. You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 844-302-0192. Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>. IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD: Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION IF NOT RECEIVED/REQUESTING MATERIALS TO BE RE-MAILED: I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE: Your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts? IF THEY DON’T WANT PROPOSALS REVIEWED OR IF NOT INTERESTED: Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.> Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 844-302-0192. VOTING (ANY VOTE NEEDED): Your Board has recommended a vote “FOR” the proposals, or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today? And this (for/against/abstain) vote will be for all of your accounts accordingly? REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>: Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposals. Would you like to vote along with the recommendations of the Board for all your accounts? BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER: Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposals. Would you like to vote along with the recommendations of the Board for all your accounts? SHAREHOLDER HAS A QUESTION ABOUT THE COX/SABA TENDER OFFER: <transfer shareholder to (800) 829-6554>: A separate team is handling inquiries with respect to this offer. I am going to transfer you to them. ANSWERING MACHINE MESSAGE (LIVE AND RECORDED): Hello, my name is <Agent’s Name> and I am a voting specialist calling in regards to your investment with Blue Owl Capital Corporation II. You should have received proxy material electronically or in the mail concerning the Meeting of Shareholders to be held on June 25th, 2026.

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Your vote is very important. Please note there are several ways to return your vote, which are provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 844-302-0192 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Thank you for your prompt attention to this matter. PRE-RECORDED MESSAGES – CANNOT BE UPDATED INBOUND—CLOSED RECORDING: Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you. INBOUND—CALL IN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes. INBOUND—CALL IN QUEUE MESSAGE: Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received. END OF CAMPAIGN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you. Call Center Hours of Operation: Monday through Friday, 9AM to 10PM Eastern Time (ET).

2026 BDC Annual Meetings Proxy materials for our BDC annual meetings were recently filed with the SEC. Ifyou are an investor in any of our BDCs, you should have recently received proxy materials electronically or in the mail.1 We value your participation in these meetings. You can vote by going to www.proxyvote.com or by calling 1-800-690-6903 and providing the control number which is listed in the email or proxy card you received. Please click the link below to read the 12row materials for each meeting. OBDC Proxy Materials OBDC II Proxy Materials OCIC Proxy Materials OTF Proxy Materials one Proxy Materials 1. You must be a shareholder of record as of the close of business on March 27, 2026 to vote. The meetings are scheduled for June 25, 2026.

Through our registered products, we provide access to our Credit platform. Business development companies PUBLIC PUBLIC NON-TRAilED OTT Blue Owl Technology Finance oc,c Blue Owl Capital Corporation Blue Owl Credit Income Corp. Corp. Learn more Learn more Learn more NON-TRADED NON-TRADED one OBDCil Blue Owl Technology Income Blue Owl Capital Corporation 2026 BOC Corp. II Meetings lfyou are an investor in any of our BDCs, you should Learn more Learn more have recently received proxy materials electronically or in the ma il. Learn More

I also wanted to make you aware that our annual meeting is approaching. If you were a shareholder of record as of March 27, 2026, you are eligible to vote at the meeting.

You can submit your vote at your convenience by going to www.proxyvote.com or by calling 1-800-690-6903 and providing the control number included in the email or proxy card you should have received. We encourage shareholders to vote in favor of the proposals described in the materials, consistent with our Board’s recommendation.

Proxy solicitation costs are borne by us and our shareholders, and these costs can be substantial. Voting now helps us manage these costs and avoid unnecessary outreach. Your participation in our annual meeting is extremely important to us no matter how many shares you own.

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Thank you for calling the Owl Line. As a reminder, Blue Owl’s BDCs have upcoming annual meetings and we encourage investors to vote their shares in these meetings by contacting Broadridge, our proxy solicitor, at 1-800-690-6903 with your control number.

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I also wanted to make you aware that our annual meeting is approaching. Your participation in this meeting is important to us. Proxy solicitation costs are borne by us and our shareholders, and these costs can be substantial. Voting now helps us manage these costs. Can I pass you along to someone who can collect your vote?

Phone numbers by BDC:

(866) 923-3959	Blue Owl Credit Income Corp.

(844) 242-9917	Blue Owl Technology Income Corp.

(844) 264-6051	Blue Owl Technology Finance Corp.

(844) 302-0192	Blue Owl Capital Corporation II

(844) 302-0195	Blue Owl Capital Corp.

We wanted to make you aware that proxy materials for this year’s BDC annual meetings were sent to all shareholders over the past week

This year’s agendas include the following proposals:

•	Proposal 1: To re-elect two board members, Eric Kaye and Victor Woolridge, for 3-year terms

•	Proposal 2: To ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

The Board of Directors of each of the BDCs unanimously recommends investors vote FOR both proposals.

Please encourage shareholders of record as of March 27, 2026 to vote as soon as possible by going to www.proxyvote.com or by calling 1-800-690-6903 and providing the control number which is listed in the email or proxy card they received.

Proxy solicitation costs are borne by us and our shareholders, and these costs can be substantial. Voting as soon as possible helps us manage these costs and avoid unnecessary outreach. Our proxy solicitation firms will be sending email reminders and making outbound calls to unvoted BDC shareholders based on participation. We want to highlight for your clients that once a shareholder’s vote is recorded, there will be no further solicitation.

Proxy materials for each of our BDCs can be found here:

Blue Owl Capital Corporation

Blue Owl Capital Corporation II

Blue Owl Technology Finance Corp.

Blue Owl Credit Income Corp.

Blue Owl Technology Income Corp.

Please reach out to your Blue Owl representative with any questions.

Copyright© Blue Owl Capital Inc. 2026. All rights reserved.

Our Mailing Address is:

Blue Owl Capital

399 Park Ave 38th Floor

New York, New York 10022